Verizon to acquire Frontier Expands fiber network to accelerate offering of premium broadband and mobility services to more customers nationwide September 5, 2024 Exhibit 99.2

Forward-Looking Statements In this communication, we have made forward-looking statements. These statements are based on our estimates and assumptions and are subject to risks and uncertainties. Forward-looking statements include the information concerning our possible or assumed future results of operations. Forward-looking statements also include those preceded or followed by the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “forecasts,” “hopes,” “intends,” “plans,” “targets” or similar expressions. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. For a discussion of some of the risks and important factors that could affect such forward-looking statements, see our and Frontier’s most recent annual and quarterly reports and other filings filed with the SEC. Factors which could have an adverse effect on our operations and future prospects include, but are not limited to, the following: risks relating to the proposed transactions, including in respect of the ability to obtain required regulatory approvals and approval by Frontier’s stockholders, and the satisfaction of other closing conditions on a timely basis or at all; unanticipated difficulties and/or expenditures relating to the proposed transactions and any related financing; uncertainties as to the timing of the completion of the proposed transactions; litigation relating to the proposed transactions; the impact of the proposed transactions on each company’s business operations (including the threatened or actual loss of subscribers, employees or suppliers); the inability to obtain, or delays in obtaining cost savings and synergies from the proposed transactions; incurrence of unexpected costs and expenses in connection with the proposed transactions; risks related to changes in the financial, equity and debt markets; and risks related to political, economic and market conditions. In addition, the risks to which Frontier’s business is subject, including those risks set forth in Part I, Item 1A of Frontier’s most recent Annual Report on Form 10-K and its periodic reports filed with the SEC, could adversely affect the proposed transactions and, following the completion of the proposed transactions, our operations and future prospects. As required by SEC rules, we have provided a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable GAAP measures in materials on our website at www.verizon.com/about/investors.

Transaction will bring strategic, customer and financial benefits + Expands addressable markets – accelerates offerings of premium broadband and mobility to more customers nationwide Furthers Verizon’s strength and product differentiation in mobility and home Extends Verizon’s choices and experience to Frontier’s customers Enhances leading broadband footprint with superior scale and distribution

Frontier brings a complementary, cutting-edge fiber network Verizon Frontier 25M fiber passings in About Frontier Planned fiber footprint of 10M homes by 2026 up from > 7M today Frontier’s NPS is 6x higher than the closest cable competitor(1) Verizon stores throughout Frontier territory 2.2M fiber subscribers over 25 states(2) 50%+ of revenue and 65% of EBITDA from fiber(2) Fios experience: Immediate integration post-close with Verizon’s best-in-class offering + 31 states + D.C. = Note: figures in millions Source: (1) Frontier second quarter 2024 results press release (2) Frontier second quarter 2024 results investor presentation

Verizon's strategic focus is on core mobility and broadband offerings

Network Reach
Verizon Intelligent Network and One Fiber

Value Segment
TracFone acquisition

Core Mobility
mmWave, C-Band and CBRS spectrum

Core Broadband and Mobility
Launch of 5G Home, myPlan, and myHome

Today – Core Broadband
verizon + FRONTIER
Accelerating Premium Broadband Nationwide

Acquisition of Frontier reinforces Verizon's unique position in mobility + broadband

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Fiber and FWA are winning by providing customer choice

Fiber and FWA taking all industry adds



>100%
of Industry Net Add Growth Last 5 Quarters(1)
0
2022
2023
2024 YTD
Cable
FWA
Fiber
DSL

Verizon will be uniquely positioned in both

~10 million fiber subscribers and +3.8 million FWA between Verizon and Frontier today

Expanding network for myHome and winning Fios offering

Fiber outperforms cable and drives better NPS

8-10x more download capacity(2)

30x faster upload speeds(3)

50% lower latency levels(4)

~60 million customers have access to Verizon's FWA offering

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Source: (1) Public disclosures from Verizon, AT&T, T-Mobile, Comcast, Charter, Altice, CenturyLink, FairPoint, and Frontier (2) Fiber 10x10 with SFP vs. DOCSIS 4.0 (ESD) (3) Marketable performance of DOCSIS 3.1 & XGSPON or NGPON2 today (4) Federal Communications Commission data, Jan 2021, as analyzed by Nokia in 'DOCSIS 4.0 and PON compared,' 100-200Mbps tier comparative performance

Verizon mobile + home in 22 new states will benefit customers

Proven track record of creating value through mobile & home convergence in the Fios base

Expands Verizon's fiber footprint

Extends Verizon's offerings, choices and experience to Frontier's customers

Expands our addressable markets for core mobility, streaming, connected home, B2B and SMB

Delivers customer savings and services with premium mobility, home internet, streaming and connected home offerings

Grows and strengthens customer relationships

Combines Frontier's broadband offering with Verizon's industry-leading mobile offering

Joint Mobile + Fiber Home customers show increased loyalty

- Expected to drive improved subscriber economics in broadband business

~50%
postpaid mobility churn improvement

1M[(1)]
Est. joint subscriber opportunity

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(1) Estimated Verizon wireless subscriptions in Frontier's footprint

Structure and Terms All-cash consideration to Frontier Communications’ shareholders of $38.50 per share $38.50 per share price implies $20 billion of enterprise value Existing debt at Frontier Communications is expected to be refinanced by Verizon Inheritance of existing Frontier NOLs Expected Financial Impact Accretive to revenue and adjusted EBITDA growth rates upon closing Accretive to EPS beginning in 2027 At least $500M of run-rate operating cost synergies by year 3 Closing Conditions Subject to Frontier shareholder vote, customary regulatory approvals and other customary closing conditions Expected closing in ~18 months Capital Allocation Verizon will maintain its capital allocation priorities – led by prudent investment in the business, a commitment to maintaining an industry-leading dividend and continued de-leveraging Modest increase of pro forma net unsecured leverage of ~0.2x-0.3x at closing Transaction overview and financial highlights

Significant synergy opportunity and financial benefits Network integration, 3rd party contract synergies and customer experience improvements Go-to-market savings, including marketing and advertising and increased efficiencies Mobile & home cross-sell benefits Savings from duplicative functions and other efficiencies in the wholesale and small business groups At least $500M Opportunity to generate revenue synergies from mobile + home convergence benefits Run-Rate Operating Cost Synergies by Year 3

Transaction will bring strategic, customer and financial benefits + Expands addressable markets – accelerates offerings of premium broadband and mobility to more customers nationwide Furthers Verizon’s strength and product differentiation in mobility and home Extends Verizon’s choices and experience to Frontier’s customers Enhances leading broadband footprint with superior scale and distribution

Q&A

Important Additional Information and Where to Find It In connection with the proposed transactions, Frontier intends to file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”) in preliminary and definitive form, the definitive version of which will be sent or provided to Frontier stockholders. Verizon or Frontier may also file other documents with the SEC regarding the proposed transactions. This document is not a substitute for the Proxy Statement or any other relevant document which Frontier may file with the SEC. Promptly after filing its definitive Proxy Statement with the SEC, Frontier will mail or provide the definitive Proxy Statement and a proxy card to each Frontier stockholder entitled to vote at the meeting relating to the proposed transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC (WHEN THEY ARE AVAILABLE), AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE TRANSACTIONS BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement and other documents that are filed or will be filed with the SEC by Frontier or Verizon (when they are available) through the website maintained by the SEC at www.sec.gov, Frontier’s investor relations website at investor.frontier.com or Verizon’s investor relations website at verizon.com/about/investors. Participants in the Solicitation Verizon may be deemed to be a “participant” in the solicitation of proxies from the stockholders of Frontier in connection with the proposed transactions. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in Frontier’s definitive Proxy Statement relating to the proposed transactions when it is filed by Frontier with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov or Frontier’s website at investor.frontier.com.